SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On January 18, 2022, the Company issued conditional notices of redemption to redeem in full all of its outstanding April 2025 Unsecured Notes” and to redeem $370 million aggregate principal amount of its outstanding December 2025 Unsecured Notes. On February 10, 2022, the Company extended these conditional notices of redemption through March 15, 2022. The redemption and discharge of the indenture governing the April 2025 Unsecured Notes” will be conditioned upon the completion of the Credit Agreement Refinancing, as defined below. The redemption of the December 2025 Unsecured Notes will be conditioned upon the receipt of aggregate gross proceeds from the B+L IPO, the B+L Debt Financing as defined below, the Credit Agreement Refinancing and the offering of the February 2027 Secured Notes, as defined below, of at least $7,000 million.
On January 18, 2022, the Company announced its intention to refinance its existing Restated Credit Agreement with a Fifth Amended Restated Credit Agreement (the “New Restated Credit Agreement” and such refinancing, the “Credit Agreement Refinancing”). The New Restated Credit Agreement is expected to consist of approximately $2,500 million of term B loans and a $975 million revolving credit facility. The Credit Agreement Refinancing is expected to occur only upon completion of the B+L IPO and a related debt financing by Bausch + Lomb (the “B+L Debt Financing”). At the time of the B+L IPO, the Credit Agreement Refinancing will provide that Bausch + Lomb initially be a “restricted” subsidiary subject to the terms of the Credit Agreement covenants, however the Credit Agreement Refinancing is expected to permit the Company to designate Bausch + Lomb as an “unrestricted” subsidiary under the New Restated Credit Agreement covenants upon achievement of a 7.6x pro forma “Remainco Total Leverage Ratio.” Such designation could take place at any time after the B+L IPO (including as soon as the closing of the B+L IPO). The Credit Agreement Refinancing is designed to facilitate the separation and distribution of Bausch + Lomb. The Credit Agreement Refinancing will not be consummated until completion of the B+L IPO and related B+L Debt Financing. There can be no assurance that the Credit Agreement Refinancing will occur on the terms described above, or at all.
On February 10, 2022, the Company issued $1,000 million aggregate principal amount of 6.125% senior secured notes due February 2027 (the “February 2027 Secured Notes”). The February 2027 Secured Notes accrue interest at a rate of 6.125% per year, payable semi-annually in arrears on each February and August. The February 2027 Secured Notes are redeemable at the option of the Company, in whole or in part, at any time on or after February 2024, at the redemption prices set forth in the indenture. The Company may redeem some or all of the February 2027 Secured Notes prior to February 2024 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to February 2024, the Company may redeem up to 40% of the aggregate principal amount of the February 2027 Secured Notes using the proceeds of certain equity offerings at the redemption price set forth in the indenture. If the B+L IPO does not occur on or prior to August 15, 2022, the Company will be required to redeem the February 2027 Secured Notes at such time at a redemption price equal to the issue price of the February 2027 Secured Notes plus accrued and unpaid interest.